                            FIFTH AMENDMENT TO LEASE


         This Fifth Amendment to Lease (the "FIFTH AMENDMENT"), dated as of October 27, 2006 is made by and between Bel Marlborough I LLC, a Delaware limited liability company ("LANDLORD"), and 3Com Corporation, a Delaware corporation ("TENANT").



                                   BACKGROUND

         WHEREAS, Marlborough Campus Limited Partnership ("MCLP") and Tenant entered into a lease (the "ORIGINAL LEASE") dated as of November 26, 2002, as amended by a First Amendment to Lease dated as of November 26, 2002, Second Amendment to Lease dated as of February 16, 2005, Third Amendment to Lease dated as of July 18, 2005, and Fourth Amendment to Lease dated as of December 12, 2005 (the Original Lease, as amended, the "LEASE") pursuant to which Landlord leased to Tenant certain premises containing approximately 168,315 rentable square feet (the "ORIGINAL PREMISES") located in the building at 350 Campus Drive ("BUILDING 2"), and approximately 2,478 rentable square feet of space (the "EXPANSION PREMISES") located on the second floor of the building located at 100 Campus Drive ("BUILDING 1"), and approximately 30,203 rentable square feet of space (the "ADDITIONAL PREMISES") located on the fifth floor of Building 1 (the Original Premises, the Expansion Premises and the Additional Premises, collectively, the "PREMISES"), in The Campus at Marlborough (the "PROJECT"), in Marlborough, Massachusetts;

         WHEREAS, MCLP has assigned its interest in the Lease to Landlord; and

         WHEREAS, Landlord and Tenant wish to amend the Lease as more particularly set forth herein.



                                    AGREEMENT

         NOW THEREFORE, in consideration of the mutual covenants and conditions of the parties set forth in the Lease and this Fifth Amendment, and for other good and valuable consideration, the parties, intending to be legally bound, agree that the Lease is hereby amended as follows:

         1. Defined Terms. Capitalized terms used in this Fifth Amendment and not otherwise defined herein shall have the meanings set forth in the Lease.

         2. Modification of the Premises. (a) Tenant agrees to vacate the Additional Premises on or before December 31, 2006, and to surrender the Additional Premises to Landlord in accordance with the terms and conditions of the Lease, as if such date were the expiration date of the Lease with respect to the Additional Premises. Subject to the terms and conditions of this Amendment, the Term of the Lease shall terminate with respect to the Additional Premises on the date that Tenant vacates the Additional Premises and surrenders it to Landlord as set forth above (such date, the "GIVE BACK DATE").

         (b) Nothing herein shall be deemed to constitute Landlord's consent or acquiescence to Tenant's remaining in the Additional Premises after December 31, 2006. If Tenant fails to vacate the Additional Premises on or before December 31, 2006, other than due to Landlord's failure to enter into a lease with Wellington Management Company LLP for the Additional Premises, Tenant shall be a tenant at sufferance with respect to the Additional Premises and the Rent Continuance Date shall be extended by one day for every day that elapses from December 31, 2006 to and including the Give Back Date. In addition, if Tenant has not vacated the Additional Premises by December 31, 2006, commencing on January 1, 2007 Tenant shall pay Additional Rent on the Additional Premises at a rate of $2,100.00 per day (the "Holdover Premium Rent"), in addition to the Base Rent set forth in Section 5 below and all other Additional Rent due pursuant to the terms of the Lease; provided however, if Tenant has given Landlord written notice on or before December 20, 2006 that it will not be able to vacate the Additional Premises by December 31, 2006, but agrees to vacate by a date certain specified in such notice, the Holdover Premium Rent shall not commence until January 15, 2007.

         (c) Tenant acknowledges that Landlord has entered into, or intends to enter into a lease amendment (the "Wellington Amendment") with Wellington Management Company, LLP ("Wellington") for the Additional Premises, and that the Wellington Amendment is a material inducement to Landlord's entering into this Fifth Amendment, and that Landlord could suffer significant damages if Tenant defaults under the terms of this Fifth Amendment. If the Give Back Date has not occurred on or before January 14, 2007, Tenant shall also be liable for, and shall reimburse Landlord upon demand for all costs, expenses, and damages incurred by Landlord, including without limitation, reasonable attorneys' fees and brokerage fees and commissions paid or incurred in connection with the Wellington Amendment, any and all damages due to Wellington for failure to deliver the Additional Premises to Wellington on January 1, 2007 pursuant to the Wellington Amendment, and if Wellington terminates its lease agreement with Landlord for the Additional Premises because of Tenant's failure to vacate the Additional Premises on or before December 31, 2006, in addition to any other remedies available to Landlord under this Fifth Amendment and/or at law or in equity, Landlord may terminate this Fifth Amendment.

         (d) From and after the Give Back Date, all references in the Lease to the Premises shall be deemed to exclude the Additional Premises. From and after the Give Back Date, the Premises shall consist of the remaining portion of the Original Premises and the Expansion Premises consisting of a total of approximately 170,793 rentable square feet, and Section 2.2 of the Summary is amended accordingly.

         3. Rent. In consideration of Landlord's agreement to modify the Premises, Tenant agrees that it shall pay Rent on the Additional Premises through the date (the "Rent Continuance Date") that is seventy days after the later of: December 31, 2006 or the Give Back Date (which is agreed to be March 11, 2007 if the Give Back Date occurs on or before December 31, 2006). Provided that Tenant has vacated the Additional Premises in accordance with the terms of this

Fifth Amendment on or before December 31, 2006, Section 4 of the Summary of Basic Lease Information in the Lease is amended to read as follows:

         "4.      Base Rent:

-----------------------------------------------------------------------------------------------
                                                                       Monthly
                                                Annual Base        Installment of
          Period                    RSF             Rent              Base Rent        Per RSF
          ------                    ---         -----------        --------------      -------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
     1/1/07 - 2/28/07             200,996       4,522,410.00         376,867.50         $22.50
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
     3/1/07 - 3/11/07*            200,996       4,522,410.00         133,727.18         $22.50
-----------------------------------------------------------------------------------------------
    3/12/07 - 3/31/07*            170,793       3,842,842.50         206,604.44         $22.50
-----------------------------------------------------------------------------------------------
     3/1/07 - 3/31/07*                                               340,331.62
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
     4/1/07 - 11/30/09            170,793       3,842,842.50         320,236.88         $22.50
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
    12/1/09 - 7/31/10               2,478          61,950.00           5,162.50         $25.00
-----------------------------------------------------------------------------------------------

*To be adjusted if the Give Back Date occurs after December 31, 2006.


  Base Rent for Original Premises during Option Term, if exercised:

-----------------------------------------------------------------------------------------------
                                                                       Monthly
                                                   Annual            Installment
          Period                    RSF          Base Rent          of Base Rent       Per RSF
          ------                    ---          ---------          ------------       -------
-----------------------------------------------------------------------------------------------
Option Term (Original
Premises only):
12/1/09 -- 11/30/12               168,315       $4,207,875.00       $350,656.25        $25.00
-----------------------------------------------------------------------------------------------



         4. Tenant's Pro Rata Share. Provided that Tenant has vacated the Additional Premises in accordance with the terms of this Fifth Amendment on or before December 31, 2006:

         (a) Effective as of March 22, 2007, Tenant's Share shall be 32.11% and Tenant's Building Share with respect to Building 1 shall be 1.68%.

         (b) Effective December 1, 2009, if Tenant does not exercise its Option to Extend with respect to the Original Premises, Tenant's Share shall be ..47% and Tenant's Building Share with respect to Building 1 shall be 1.68%.

         (c) Effective August 1, 2010, if Tenant has exercised its Option to Extend with respect to the Original Premises, Tenant's Share shall be 31.64%.

         5. Tenant's Chiller Share. Provided that Tenant has vacated the Additional Premises in accordance with the terms of this Fifth Amendment on or before December 31, 2006, effective March 22, 2007, Tenant's Chiller Share under the Lease shall be: 8.64% (based on 19/220 tons) for the Expansion Premises.

         6. Parking. Effective January 1, 2007, Section 9 of the Summary is amended to read as follows "Tenant shall have non-exclusive use of 550 unreserved parking spaces, as more particularly set forth in Article 28."

         7. Ratification of Lease. Except as modified by this Fifth Amendment, the Lease is hereby ratified and affirmed, and is in full force and effect and unmodified in all other respects. In the event of any inconsistency between the terms and conditions of this Fifth Amendment and the terms and conditions of the Lease, the terms and conditions of this Fifth Amendment shall govern.

         8. No Other Amendment. There are no other oral or written understandings, agreements or obligations between Landlord and Tenant other than those expressly set forth in the Lease and this Fifth Amendment. In the event of any inconsistency between the terms of this Fifth Amendment and the terms of the Lease, the terms of this Fifth Amendment shall control.

         9. No Presumption Against Drafter. Landlord and Tenant understand, agree and acknowledge that this Fifth Amendment has been freely negotiated by both parties; and that, in any controversy, dispute, or contest over the meaning, interpretation, validity or enforceability of this Fifth Amendment or any of its terms or conditions, there shall be no inference, presumption, or conclusion drawn whatsoever against either party by virtue of that party having drafted this Fifth Amendment or any portion thereof.

         10. Enforceability. If any provision of this Fifth Amendment shall be invalid or unenforceable to any extent, the remainder of this Fifth Amendment shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         11. Broker. Landlord and Tenant hereby represent and warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Fifth Amendment, excepting Cushman & Wakefield of Massachusetts, Inc. and LPC Commercial Services, Inc. ("BROKER"), and that they know of no other real estate broker or agent who is entitled to a commission, fee or other compensation in connection with this Fifth Amendment. Tenant represents and warrant that it shall pay and shall be solely liable for any fee, commission or other compensation payable to Cushman & Wakefield of Massachusetts Inc. in connection with the transactions contemplated by this Fifth Amendment, and Landlord represents and warrants that it shall pay and shall be solely liable for any fee, commission or other compensation payable to LPC Commercial Services, Inc. in connection with the transactions contemplated by this Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys' fees) arising from a breach of its representations set forth in this
Section 11 and/or with respect to any leasing commission or other compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than Brokers, occurring by, through, or under the indemnifying party.

         12. Counterparts. This Fifth Amendment may be executed in multiple counterparts, each of which shall constitute an original.

         13. Authority. Each individual executing this Fifth Amendment hereby represents and warrants that Landlord, Landlord's general partner, or Tenant, as applicable, is a duly formed and existing entity in good standing qualified to do business in the Commonwealth of Massachusetts and has full right and authority to execute and deliver this Fifth Amendment and perform its obligations under the Lease (as amended by this Fifth Amendment) and that each person or entity acting and/or signing on behalf of Landlord, Landlord's general partner, or Tenant, as applicable, is authorized to do so. Each of the parties hereto represents and warrants to the other that no consent from any other person or entity is necessary as a condition precedent to the legal effect of this Fifth Amendment, except that the approval of Landlord's mortgagee may be required, and if so, will be obtained by Landlord prior to Landlord's execution of this Fifth Amendment.

         14. Contingency. This Fifth Amendment is contingent upon Landlord's obtaining the written consent of its lender and Landlord's entering into a lease amendment with Wellington with respect to the Additional Premises in form and substance satisfactory to Landlord, in its sole discretion, on or before October 31, 2006. In the event that said contingencies have not been satisfied within said time period, Landlord may terminate this Fifth Amendment upon written notice given to Tenant on or before November 15, 2006, in which case this Fifth Amendment shall be and become null and void and of no further force or effect.

                            [Signatures on next page]

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

                                          "LANDLORD":


                                          By: /s/ DAVID CULLEN
                                          Its: VICE PRESIDENT


                                          "TENANT":

                                          3COM CORPORATION,
                                          a Delaware corporation
Attest:
                                          By: /s/ NEAL D. GOLDMAN
By: /s/ DANA J. ST. JAMES                     Name: Neal D. Goldman
    Name: Dana J. St. James                   Title: Senior VP, GC and Secretary
    Title: Legal Director                 (Corporate Seal)

                        (ACKNOWLEDGMENT FOR CORPORATION)

STATE OF __________________
                                 SS.:
COUNTY OF _________________

                  On this __ day of _________, 2006, before me the undersigned notary public, personally appeared ___________________, and provided to me through satisfactory evidence of identification, which was _________________, to be the person whose name is signed on the preceding or attached document and acknowledged to me that he/she signed it voluntarily for its stated purpose, as ____________________ of 3Com Corporation.




                                           /s/ DANA J. ST. JAMES
                                           Notary Public

                                           My commission expires: